OTHER INCOME	12 Months Ended
Dec. 31, 2023
Disclosure Of Government Grants [Abstract]
OTHER INCOME	OTHER INCOME

Amounts in $ ‘000	2023	2022	2021
Grants	1,784	1,774	2,620
Gain on divestment in associates	—	12,242	—
Proceeds from PRV sale	21,279	—	—
Other	286	507	—
Total	23,349	14,523	2,620
The received grants amounted to $1.8 million in 2023 (2022: $1.8 million; 2021: $2.6 million). The grants are annual payroll-tax reimbursement granted by the Dutch and French governments for research and development activities actually conducted by the Company in those countries.
In June 2023, Pharming announced that it had entered into a definitive agreement to sell its Rare Pediatric Disease Priority Review Voucher (PRV) to Novartis for a one-time payment of $21.3 million. Pharming was granted the PRV by the FDA in March 2023 in connection with the approval of Joenja®. The sale price was a contractually defined percentage of the PRV value pursuant to the terms of the August 2019 exclusive license agreement between Pharming and Novartis for leniolisib. The amount has changed from the previously disclosed US$21.1 million in the press release as a result of currency movements throughout the year.
In 2022 Pharming reduced its minority stake in BioConnection from 43.85% to 22.98%. As a result of this transaction, Pharming has recognized a gain in 2022 of $12.2 million.